UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018

Oaktree Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-223022	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2018, the board of directors (the “Board”) of Oaktree Real Estate Income Trust, Inc. (the “Company”) appointed Wade Hundley to the Board, effective immediately, to fill a vacancy on the Board. The Board also confirmed that Mr. Hundley qualifies as an “independent director” as defined in the Company’s Articles of Amendment and Restatement and appointed Mr. Hundley as a member of the Board’s Affiliate Transaction/Conflicts Committee and Compensation Committee. In connection with his service as an independent director, Mr. Hundley will be compensated in accordance with the Company’s standard compensation policies and practices for independent non-employee directors of the Board as described in the Company’s Registration Statement on Form S-11 (No. 333-223022).

Mr. Hundley currently serves as a Managing Partner of Moab Development, LLC and Moab Medical Development Partners, real estate development companies based in Tulsa, Oklahoma and co-founded by Mr. Hundley in 2014 and 2016, respectively. From 2009 to 2014, Mr. Hundley served as the Chief Executive Officer of ST Residential LLC, where he oversaw a distressed bank loan portfolio consisting of more than 100 loans. Prior to joining ST Residential LLC, Mr. Hundley served as a consultant to Goldman Sachs. From 2001 to 2007, Mr. Hundley served as Chief Operating Officer and then as President of Pinnacle Entertainment, Inc. (NYSE: PNK), where he was responsible for gaming operations and development activities. Prior to joining Pinnacle Entertainment, Inc., Mr. Hundley was executive vice president at Harvey’s Casino Resorts. From 1993 to 2000, Mr. Hundley worked at Colony Capital, Inc., where he led acquisitions in many real estate based industries and product types, including hospitality, retail, restaurant, office and residential. Mr. Hundley currently serves on the Board of Directors of Vaquero Golf Club in Westlake, Texas. Mr. Hundley holds a B.S. in Finance from Oklahoma State University and an M.B.A. from the University of Texas, Austin.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE REAL ESTATE INCOME TRUST, INC.

Date: June 29, 2018	By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Chief Securities Counsel and Secretary